THE WEISS FUND
                                                                January 29, 2003
A LETTER FROM THE PRESIDENT
Dear Shareholder,

     It is with pleasure that I present the Annual Report for the year ended December 31, 2002, for the Weiss Fund, consisting of the Weiss Treasury Only Money Market Fund.

     The year 2002 proved to be extremely volatile for the financial and global markets, with sharp rallies amidst an already established bear market. Towards the end of 2002, domestic issues focused on growing corporate bankruptcies, rising unemployment, and poor corporate fundamentals. Internationally, economic concerns in Venezuela, Brazil, and Argentina as well as conflict with North Korea and Iraq started to spill over into the stock markets.

     The Federal Reserve Board's November 6 Fed Funds rate cut to 1.25% made little impact on an already sinking economy. And as the year closed out, the Dow Jones Industrial Average experienced its worst December decline since 1931 as well as the longest bear market since the 1940's.

     There are other indicators, such as rising unemployment, which reaffirm that we are still in the midst of a bear market. According to the Bureau of Labor Statistics, the unemployment rate remained at 6.0 percent in December, and the number of unemployed persons was at 8.6 million. Both measures had increased in November. The number of persons unemployed 15 weeks or more rose to 3.2 million in December, an increase of 815,000 over the year. In December, job losses continued in the manufacturing sector as well as in retail trade and transportation. What this tells us, simply, is that there will be weak economic growth in the months ahead.

     The goal of the Weiss Treasury Money Markey Fund remains unchanged: Seeking maximum current income consistent with preservation of capital. We seek to achieve this goal each day by investing exclusively in U.S. Treasury securities, which are direct obligations of the U.S. Treasury, and repurchase agreements secured by such obligations.

     As always, we look forward to continuing to serve our Fund shareholders' best interest in the year ahead, and we thank you for your continued trust. Should you have any questions about the Weiss Fund, please call upon a Fund representative at 800-430-9617.

Sincerely,

/s/ Martin D. Weiss, Ph.D.

Martin D. Weiss, Ph.D.
President
The Weiss Fund

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 2002

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                       PAR (000)       VALUE
---------------------------------------                       ---------    ------------
U.S. TREASURY BILLS -- 82.0%
  1.385%, due 01/02/03......................................   $20,000     $ 19,999,231
  1.655%, due 01/02/03......................................    10,000        9,999,540
  1.560%, due 01/09/03......................................    10,000        9,996,533
  1.615%, due 01/16/03......................................    10,000        9,993,271
  1.650%, due 01/23/03......................................    10,000        9,989,917
  1.605%, due 01/30/03......................................    10,000        9,987,071
  1.610%, due 02/06/03......................................    10,000        9,983,900
  1.090%, due 02/13/03......................................    10,000        9,986,981
  1.090%, due 02/20/03......................................    10,000        9,984,861
  1.580%, due 03/27/03......................................    10,000        9,962,694
  1.490%, due 04/03/03......................................    10,000        9,961,922
  1.530%, due 04/10/03......................................    20,000       19,915,850
  1.595%, due 04/17/03......................................    10,000        9,953,036
                                                                           ------------
  Total U.S. Treasury Bills (Cost $149,714,807).............                149,714,807
                                                                           ------------
REPURCHASE AGREEMENT -- 17.5%
  PNC Capital Markets Repurchase Agreement 1.19%, due
    01/02/03 (dated 12/31/02; proceeds $32,002,115,
    collateralized by $30,450,000 U.S. Treasury Notes,
    4.750% due 02/15/04, valued at $32,162,813) (Cost
    $32,000,000)............................................    32,000       32,000,000
                                                                           ------------
                                                               SHARES
                                                              ---------
SHORT-TERM INVESTMENT -- 0.6%
  BlackRock Provident Institutional Funds -- T-Fund (Cost
    $1,017,459).............................................     1,017        1,017,459
                                                                           ------------
TOTAL INVESTMENTS -- 100.1% (COST $182,732,266*)............                182,732,266
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)
  Accrued Advisory Expense..................................                    (72,409)
  Accrued Administrative Expense............................                    (16,316)
  Accrued Custody Expense...................................                     (8,938)
  Accrued Transfer Agent Expense............................                    (47,092)
  Other Liabilities.........................................                    (30,496)
  Other Assets..............................................                      2,322
                                                                           ------------
                                                                               (172,929)
                                                                           ------------
NET ASSETS -- 100.0% (Equivalent to $1.00 per share based on
  182,559,985 shares of capital stock outstanding)..........               $182,559,337
                                                                           ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($182,559,337 / 182,559,985 shares outstanding)...........               $       1.00
                                                                           ============

------------
* Aggregate cost for federal income tax purposes is substantially the same.

See accompanying notes to financial statements.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Interest..................................................  $3,260,063
                                                              ----------
EXPENSES:
  Investment advisory fees..................................     952,617
  Administration fees.......................................     175,844
  Transfer agent fees.......................................     193,334
  Registration and filing fees..............................      36,897
  Legal fees................................................     123,045
  Custodian fees............................................      29,642
  Printing fees.............................................      25,117
  Audit fees................................................       9,959
  Insurance fees............................................      10,438
  Trustees' fees............................................      12,062
  Miscellaneous expense.....................................         400
                                                              ----------
                                                               1,569,355
  Less: expenses waived and reimbursed......................    (426,219)
                                                              ----------
    Total expenses..........................................   1,143,136
                                                              ----------
    Net investment income...................................   2,116,927
                                                              ----------
Net increase in net assets resulting from operations........  $2,116,927
                                                              ==========

See accompanying notes to financial statements.

THE WEISS FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                      WEISS TREASURY ONLY
                                                       MONEY MARKET FUND
                                                --------------------------------
                                                FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------------
                                                     2002              2001
                                                --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM:
  Operations:
     Net investment income....................   $  2,116,927      $  4,774,099
                                                 ------------      ------------
     Net increase in net assets resulting from
       operations.............................      2,116,927         4,774,099
  Distributions:
     From net investment income ($.01 and $.03
       per share, respectively)...............     (2,116,927)       (4,774,099)
  Capital share transactions:
     Net increase from capital share
       transactions...........................     45,423,490         7,082,983
                                                 ------------      ------------
     Total increase in net assets.............     45,423,490         7,082,983
NET ASSETS
  Beginning of year...........................    137,135,847       130,052,864
                                                 ------------      ------------
  End of year.................................   $182,559,337      $137,135,847
                                                 ============      ============

See accompanying notes to financial statements.

THE WEISS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                  WEISS TREASURY ONLY MONEY MARKET FUND
                         -------------------------------------------------------
                                     FOR THE YEAR ENDED DECEMBER 31,
                         -------------------------------------------------------
                           2002        2001        2000        1999       1998
                         --------    --------    --------    --------    -------
NET ASSET VALUE,
  BEGINNING OF YEAR:     $   1.00    $   1.00    $   1.00    $   1.00    $  1.00
                         --------    --------    --------    --------    -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income.............      0.01        0.03        0.06        0.04       0.05
                         --------    --------    --------    --------    -------
LESS DISTRIBUTIONS:
  From net investment
    income.............     (0.01)      (0.03)      (0.06)      (0.04)     (0.05)
                         --------    --------    --------    --------    -------
NET ASSET VALUE, END OF
  YEAR:                  $   1.00    $   1.00    $   1.00    $   1.00    $  1.00
                         ========    ========    ========    ========    =======
TOTAL RETURN...........      1.14%       3.54%       5.65%       4.35%      4.67%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of year
  (000)................  $182,559    $137,136    $130,053    $118,930    $69,049
Ratio of expenses to
  average net
  assets(1)............      0.60%       0.59%       0.50%       0.50%      0.53%
Ratio of net investment
  income to average net
  assets(2)............      1.11%       3.48%       5.51%       4.24%      4.55%

------------
(1) Expense ratios before waivers and reimbursement of expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 would have been 0.82%,
    0.87%, 0.90%, 0.92% and 1.14%, respectively.

(2) Net investment income ratios before waivers and reimbursement of expenses for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 would have been 0.89%, 3.20%, 5.11%, 3.82% and 3.94%, respectively.

See accompanying notes to financial statements.

THE WEISS FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2002

1.  FUND ORGANIZATION

The Weiss Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1995 as Weiss Treasury Fund. The Trust is a series fund that is authorized to issue shares of beneficial interest in the Weiss Treasury Only Money Market Fund (the "Fund"). The Fund commenced operations on June 28, 1996.

The Board of Trustees of the Trust oversees the business affairs of the Trust and is responsible for significant decisions relating to the Fund's investment objectives and policies. The Trustees delegate the day-to-day management of the Fund to the officers of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: The Fund's securities are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any applicable discount or premium.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily. The Fund's expenses are also accrued daily. Net investment income for the Fund consists of all interest income accrued on the Fund's assets, less accrued expenses.

Dividends and Distributions to Shareholders: Dividends from the Fund's net investment income are declared daily and paid monthly. The Fund intends to pay accrued dividends on the last business day of each month. The Fund may make an additional distribution of income and gains if necessary to satisfy a calendar year excise tax distribution requirement. The tax character of all distributions paid during 2002 and 2001 was ordinary income.

Federal Income Taxes: The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. Net investment income and short-term capital gains, if any, are taxed as ordinary income. Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such determinations may result in temporary and permanent differences between tax basis earnings and earnings reported for financial state-

THE WEISS FUND
NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)

ment purposes. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in computation of distributable income and capital gains.

Repurchase Agreements: The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 100.5% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral.

3. INVESTMENT MANAGER, DISTRIBUTOR, ADMINISTRATOR, AND OTHER RELATED PARTY TRANSACTIONS

Weiss Money Management, Inc. (the "Manager") serves as the Investment Manager to the Fund. Under an investment advisory agreement with the Trust, on behalf of the Fund, the Manager provides continuous advice and recommendations concerning the Fund's investments. To compensate the Manager for its services, the Fund agreed to pay monthly a fee at the annual rate of 0.50% of average daily net assets. The Manager may from time to time waive all or a portion of its fees payable by the Fund. Certain officers of the Manager serve as President, Vice President, Secretary, Treasurer and Trustee to the Trust.

Weiss Funds, Inc. (the "Distributor"), a registered broker-dealer and wholly owned subsidiary of the Manager, serves as the Trust's Distributor.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for the Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. PFPC Trust Company serves as the Custodian for the Fund's portfolio securities and cash. An officer of PFPC serves as Assistant Treasurer of the Trust.

For the year ended December 31, 2002, the Manager contractually agreed to limit the Fund's expense ratio at 0.60% (exclusive of extraordinary and certain other expenses). In order to maintain this ratio, the Manager has waived a portion of its fees, which amounted to $426,219.

Each non-interested Trustee receives an annual fee of $1,500, $500 for each Board meeting attended, $250 for each Audit Committee or other meeting attended, plus reimbursement of out-of-pocket expenses for serving in that capacity. No person who is an officer, trustee, or employee of the Manager, Distributor, Administrator, or of any parent or subsidiary thereof, who serves as officer, trustee, or employee of the Trust receives any compensation from the Trust.

THE WEISS FUND
NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)

4.  NET ASSETS

At December 31, 2002, the Fund's net assets consisted of:

Paid in Capital.............................................  $182,559,985
Undistributed net investment income.........................            --
Accumulated net realized loss on investments................          (648)
Unrealized depreciation on investments......................            --
                                                              ------------
                                                              $182,559,337
                                                              ============

As of December 31, 2002, the components of distributable earnings on a tax basis were the same as above.

5.  SHARES OF BENEFICIAL INTEREST

The Trusts' Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest each having $0.01 par value.

Transactions in capital shares for the years ended December 31, 2002 and December 31, 2001, respectively, are summarized below.

                      YEAR ENDED DECEMBER 31, 2002   YEAR ENDED DECEMBER 31, 2001
                      -----------------------------  -----------------------------
                         SHARES          VALUE          SHARES          VALUE
                      -------------  --------------  -------------  --------------
Shares sold            568,191,640   $ 568,191,640    105,498,354   $ 105,498,354
Shares reinvested        2,051,250       2,051,250      4,546,586       4,546,586
Shares repurchased    (524,819,400)   (524,819,400)  (102,961,957)   (102,961,957)
                      ------------   -------------   ------------   -------------
Net increase            45,423,490   $  45,423,490      7,082,983   $   7,082,983
                      ============   =============   ============   =============

6.  CAPITAL LOSS CARRYOVER

The Fund has a capital loss carryover of $648 that expires in 2006.

THE WEISS FUND
SUPPLEMENTAL INFORMATION -- FUND MANAGEMENT
(UNAUDITED)

Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 289-8100.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS         OTHER
                                                                                                    IN FUND       TRUSTEESHIPS/
                             TERM OF OFFICE                                                         COMPLEX       DIRECTORSHIPS
NAME, (AGE), ADDRESS AND     AND LENGTH OF                  PRINCIPAL OCCUPATION(S)                 OVERSEEN         HELD BY
 POSITION(S) WITH TRUST      TIME SERVED(1)                   DURING PAST 5 YEARS                  BY TRUSTEE        TRUSTEE
------------------------     --------------                 -----------------------                ----------  -------------------
----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
 Esther S. Gordon, 60,     Trustee since       President, Esther's Natural, Inc. (November 1999 -      1              None
 4600 E. Park Drive,       November 30, 1995   present) (vitamin and supplements distributor);
 Suite 201                                     Office Manager, Nutrition S'Mart (February
 Palm Beach Gardens, FL                        2001 - present) (natural food market).
 33410
 Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Robert Z. Lehrer, 68,     Trustee since       President, Wyndmoor Sales Co. Inc.                      1              None
 4600 E. Park Drive,       November 30, 1995   (1985 - present) (textiles).
 Suite 201
 Palm Beach Gardens, FL
 33410
 Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Donald Wilk, 64,          Trustee since       President, Donald Wilk Corporation                      1              None
 4600 E. Park Drive        November 30, 1995   (1990 - present) (computer sales and credit card
 Suite 201                                     processing).
 Palm Beach Gardens, FL
 33410
 Trustee
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------------------------
 Martin D. Weiss, 55,      Trustee since       Editor of "Safe Money Report"; President and            1            Director,
 4600 E. Park Drive        November 30, 1995,  Director, Weiss Group, Inc. (1971 - present); Sole                Weiss Research,
 Suite 201                 President since     Director, the Manager (November 1980 - present).                       Inc.
 Palm Beach Gardens, FL    November 19, 2001
 33410
 President and Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Dana Nicholas, 42,        Vice President,     Vice President, Weiss Group, Inc. (November 1994 -      1              None
 4600 E. Park Drive        Secretary and       present); President, the Manager (October 2001 -
 Suite 201                 Trustee since       present); Vice President, Weiss Research, Inc.
 Palm Beach Gardens, FL    April 18, 2002      (November 1994 - October 2001)
 33410
 Vice President,
 Secretary
 and Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Tracy K. Webb, 33         Treasurer since     Compliance Administrator and Principal, the             1              None
 4600 E. Park Drive        December 31, 2002   Manager (July 2002 - present); Financial Analyst,
 Suite 201                                     Weiss Ratings, Inc. (December 1999 - July 2002);
 Palm Beach Gardens, FL                        Financial Advisor, Morgan Stanley Dean Witter
 33410                                         (July 1998 - December 1999)
 Treasurer
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS         OTHER
                                                                                                    IN FUND       TRUSTEESHIPS/
                             TERM OF OFFICE                                                         COMPLEX       DIRECTORSHIPS
NAME, (AGE), ADDRESS AND     AND LENGTH OF                  PRINCIPAL OCCUPATION(S)                 OVERSEEN         HELD BY
 POSITION(S) WITH TRUST      TIME SERVED(1)                   DURING PAST 5 YEARS                  BY TRUSTEE        TRUSTEE
------------------------     --------------                 -----------------------                ----------  -------------------
----------------------------------------------------------------------------------------------------------------------------------
OFFICER(S) WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
 Charles D. Curtis, Jr.,   Assistant           Vice President and Director of Accounting, PFPC,        1              None
 47                        Treasurer since     Inc. (1991 - present)
 103 Bellevue Parkway      December 31, 2002,
 Wilmington, DE            Treasurer from
 Assistant Treasurer       August 9, 2002 to
                           December 30, 2002
----------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1) Each Trustee and officer serves for an indefinite term, until his/her successor is duly elected and qualified.

(2) Dr. Weiss, Ms. Nicholas, and Ms. Webb are deemed to be "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act by virtue of their employment by the Manager.

THE WEISS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of The Weiss Fund
Palm Beach Gardens, Florida

     We have audited the accompanying statement of net assets of Weiss Treasury Only Money Market Fund, a series of The Weiss Fund, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weiss Treasury Only Money Market Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker

Philadelphia, Pennsylvania
January 10, 2003

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

[WEISS FUND LOGO]